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                             PENN SERIES FUNDS, INC.

                        Supplement Dated October 3, 2001
                                     to the
              Statement of Additional Information Dated May 1, 2001


Page 44 of the Statement of Additional Information is revised as follows.

The first paragraph is replaced with the following paragraph:

                  For fiscal years 2000, 1999, and 1998, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $614,956, $798,529, and $1,259, 520, respectively. During 2000, the adviser directed transactions of $33,656,076 (with related commissions of $49,249) to brokers who provided research services. Also during 2000, of the total brokerage commissions paid by the Flexibly Managed Fund, $1,875 was paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company. Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.30% of the Fund's total commissions and involved 0.49% of the dollar amount of total brokerage transactions.

The seventh paragraph is replaced with the following paragraph:

                  For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Mid Cap Value Fund were $321,641, of which $95,554 were paid to Neuberger Berman, LLC, an affiliate of the sub-adviser. Brokerage commissions paid to Neuberger Berman, LLC represented 30% of the Fund's total commissions and involved 29% of the dollar amount of total brokerage transactions. Brokerage transactions in the amount of $22,979,568 (with related commissions of $20,675) were placed with brokers who provided research services to the sub-adviser.

The eighth paragraph is replaced with the following paragraph:

                  For fiscal years 2000, 1999, and 1998, the total brokerage commissions paid by the Emerging Growth Fund, including the discounts received by securities-dealers in connection with underwritings, were $1,783,815, $859,021, and $112,916 respectively. During 2000, the adviser directed transactions of $35,886,837 (with related commissions of $34,020) to brokers who provided research services.

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The following paragraph is added immediately following the tenth paragraph:

                  Brokerage commission paid by the Flexibly Managed, Growth Equity, Large Cap Value, Emerging Growth, Small Cap Value and the International Equity Funds in 1998 and/or 1999 differed materially from commissions paid in 2000 largely due to increased trading by the investment managers in actively managing the Funds. In addition, new managers began managing the Large Cap Value and Small Cap Value Funds in 2000.

The following paragraph is added to the end of the paragraph captioned "Royce & Associates, Inc." on page 38:

                  On October 1, 2001, Royce & Associates, Inc., sub-adviser to the Small Cap Value Fund, became an indirect wholly-owned subsidiary of Legg Mason, Inc., a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its wholly-owned subsidiaries.


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